UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                         ACT OF 1934 (AMENDMENT NO. __)

         Filed by the Registrant                     [X]

         Filed by a party other than the Registrant  [ ]

         Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            NANOMETRICS INCORPORATED
           ----------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transactions applies:

         (2)      Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if  any part of  the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                           NANOMETRICS INCORPORATED

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     NOTICE  IS  HEREBY  GIVEN  that  the  Annual  Meeting  of  Shareholders  of
Nanometrics Incorporated, a California corporation (the "Company"), will be held on Wednesday, May 26, 2004 at 1:30 p.m., local time, at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California 95035, for the following purposes:

       1. To elect seven directors to serve until the next Annual Meeting of Shareholders or until their successors are elected.

       2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 1, 2005.

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 5, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.


                                        Sincerely,
                                        Vincent J. Coates
                                        Secretary

Milpitas, California
April 23, 2004

                           NANOMETRICS INCORPORATED

                                PROXY STATEMENT
                INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the Board of Directors of Nanometrics Incorporated (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, May 26, 2004 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California 95035. The Company's telephone number at that address is (408) 435-9600.

     These proxy solicitation materials were mailed on or about April 23, 2004 to all shareholders entitled to vote at the meeting. A copy of the Company's 2003 Annual Report on Form 10-K accompanies this Proxy Statement. The Company's 2003 Annual Report on Form 10-K is also available on the Security and Exchange Commission's website at www.sec.gov.

Record Date and Shares Outstanding

     Shareholders of record at the close of business on April 5, 2004 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 12,207,277 shares of common stock of the Company, no par value (the "Common Stock"), were issued and outstanding. For information concerning security ownership of management and beneficial owners of more than 5% of the outstanding Common Stock, see "Security Ownership of Management and Certain Beneficial Owners" below.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the meeting and voting in person.

Voting and Solicitation

     The candidates receiving the seven highest vote totals will be elected to serve as directors. Every shareholder voting for the election of directors may
(i) cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder holds or (ii) distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than seven candidates. However, no shareholder shall be entitled to cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share of Common Stock outstanding has one vote.

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

Quorum; Abstentions; Broker Non-Votes

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting ("Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

Deadline for Receipt of Shareholder Proposals

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the 2004 Annual Meeting. Shareholders are entitled to present proposals for action at the 2005 Annual Meeting if such proposals comply with the requirements of the proxy rules. Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2005 Annual Meeting must be received by the Company no later than December 18, 2004 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

     If a shareholder intends to submit a proposal at the 2005 Annual Meeting that is not intended to be included in the proxy statement and proxy, the shareholder must do so no later than March 3, 2005. The proxy holders will not be allowed to use their discretionary authority to vote on any proposals received after this date when such proposals are raised at the 2005 Annual Meeting.

Matters Not Required to be Submitted to Security Holders

     The Company is submitting to the shareholders the proposal to approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 1, 2005. Although the Company is not required to submit such proposal to a vote of the shareholders, the Company has done so in order to obtain shareholder ratification of the proposal. If the shareholders do not vote in favor of the appointment of Deloitte & Touche LLP, the Company will consider the selection of other auditors.

Material Proceedings

     To the best of management's knowledge, there are no material proceedings to which any director or officer is a party and (i) is adverse to the Company or any of its subsidiaries or (ii) has a material interest adverse to the Company or any of its subsidiaries.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees

     A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, each of whom is presently a director of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below:

  Name of Nominee                        Age     Director Since
  -----------------------------------   -----   ---------------
  Vincent J. Coates .................    79          1975
  John D. Heaton ....................    44          1995
  Edmond R. Ward ....................    64          1999
  William G. Oldham .................    65          2000
  Stephen J Smith ...................    57       April 2004
  Mircea V. Dusa ....................    55       April 2004
  J. Thomas Bentley .................    54       April 2004

     Vincent J. Coates has been Chairman of the Board since the Company was founded in 1975. He has been the Company's Secretary since February 1989. He also served as Chief Executive Officer through April 1998 and President from the Company's founding through May 1996, except for the period January 1986 through February 1987 when he served exclusively as Chief Executive Officer. Mr. Coates has also served as Chairman of the Board of Nanometrics Japan Ltd., a subsidiary of the Company, since its inception in November 1984. Prior to his employment at Nanometrics, Mr. Coates co-founded Coates and Welter Instrument Corporation, a designer of electron microscopes, the assets of which were subsequently acquired by Nanometrics. Mr. Coates also spent over twenty years working in engineering, sales and international operations for the Perkin-Elmer Corporation, a manufacturer of analytical instruments. In 1995, he received an award which recognized his contribution to the industry from Semiconductor and Equipment and Materials International, an industry trade organization.

     John D. Heaton has served as a director of the Company since July 1995. Since April 1998, he has been Chief Executive Officer of the Company. From May 1996 to April 1998, he served as the Company's President and Chief Operating Officer. Mr. Heaton has also served as President of Nanometrics Japan Ltd., a subsidiary of the Company, since January 1998. Beginning in 1978, Mr. Heaton served in various technical positions at National Semiconductor, a semiconductor manufacturer, prior to joining the Company in 1990.

     Edmond R. Ward has served as a director of the Company since July 1999. Beginning in January 2002, Mr. Ward has served as Chief Technical Officer of Unity Semiconductor, a semiconductor design and manufacturing company. Since April 1999, Mr. Ward has been a General Partner of Virtual Founders, a venture capital firm. From April 1992 to June 1997, Mr. Ward was the Vice President of Technology at Silicon Valley Group, Inc., a supplier of wafer processing equipment.

     William G. Oldham has served as a director of the Company since June 2000. Since 1964, Mr. Oldham has been a faculty member at the University of California, Berkeley, where he researches EUV and Maskless Lithography and, since 1996, has been the Director of the DARPA/SRC Research Network for Advanced Lithography. He has served as a consultant in various intellectual property matters and serves on the board of directors of Cymer, Inc., a supplier of light sources for deep ultraviolet (DUV) photolithography systems used in the manufacturing of semiconductors.

     Stephen J Smith is a Professor in the Department of Molecular and Cellular Physiology at the Stanford University School of Medicine. Dr. Smith's research addresses brain development and function with special interests in the dynamic and structural aspects of synapse and circuit formation and synaptic plasticity. Dr. Smith is the author of numerous research articles in the fields of cellular and molecular neuroscience. Dr. Smith was appointed to the Board of Directors to fill a vacancy on April 14, 2004.

     Mircea V. Dusa is an Executive Staff Scientist and a founding member of the ASML Technology Development Center for exploratory research and development where he has been an ASML Fellow since 2003. From 1995 to 1999, he served as a member of the technical staff and was manager of the Advanced Lithography Group at National Semiconductor. Prior to 1995, Dr. Dusa served in various technical positions in lithography and metrology both in the United States and Europe. He is the author of over 100 technical articles and papers and holds a Ph.D. in Applied Optics from the University of Bucharest. Dr. Dusa was appointed to the Board to fill a vacancy on April 14, 2004.

     J. Thomas Bentley was a co-founder of Alliant Partners, a leading merger and acquisition firm for emerging and mid-market technology firms. For the past 10 years, Mr. Bentley has worked with some of Alliant's largest clients on their strategic acquisitions and divestitures. His expertise is in financial, tax and accounting structuring of merger transactions. Mr. Bentley holds a Master of Science degree in Management from M.I.T. and currently serves as a senior advisor to Alliant Partners. Mr. Bentley was appointed to the Board of Directors to fill a vacancy on the Board on April 14, 2004.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

        Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth beneficial ownership of Common Stock of the Company as of April 5, 2004, by each director or nominee, by each of the Named Officers (as defined below), by all directors and Named Officers as a group, and by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock. Unless otherwise indicated, the address of each beneficial owner of 5% of the Company's Common Stock is 1550 Buckeye Drive, Milpitas, California 95035.

                                                                          Number of Shares of
                                                                              Common Stock         Percent of
                       Name of Beneficial Owner                          Beneficially Owned(1)       Total
---------------------------------------------------------------------   -----------------------   -----------
Vincent J. Coates(2) ................................................          3,376,274              27.7%
Artemis Investment Management LLC(3) ................................            881,800               7.2%
 437 Madison Avenue
 New York, NY 10022

Capital Group International, Inc.(4) ................................            858,040               7.0%
 11100 Santa Monica Blvd
 Los Angeles, CA 90025

Wasatch Advisors, Inc.(5) ...........................................            702,270               5.8%
 150 Social Hall Avenue
 Salt Lake City, UT 84111

Dimensional Fund Advisors Inc.(6) ...................................            660,012               5.4%
 1299 Ocean Avenue
 11th Floor
 Santa Monica, CA 90401

John D. Heaton(7) ...................................................             93,335                 *

Edmond R. Ward(8) ...................................................             55,400                 *

William Oldham(9) ...................................................             51,000                 *

Paul B. Nolan(10) ...................................................             31,666                 *

Roger Ingalls, Jr. ..................................................              9,000                 *

Stephen J Smith .....................................................                 --                 *

J. Thomas Bentley ...................................................                 --                 *

Mircea V. Dusa ......................................................                 --                 *

All Named Officers and directors as a group (9 persons)(11) .........          3,616,675              29.2%

------------
 *  Represents less than 1% of outstanding shares of Common Stock.
 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). The number of shares beneficially owned by a person includes shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 5, 2004. Such shares issuable pursuant to such options are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for the purposes of computing the percentage ownership of each other person.

 (2) Includes 3,376,154 shares of common stock held of record by the Vincent J. Coates Separate Property Trust, U/D/T dated August 7, 1981, for which Mr. Coates acts as trustee.

 (3) According to a Schedule 13G filed on February 10, 2004, Artemis Investment Management LLC may be deemed to be the beneficial owner of 881,800 shares of common stock.

 (4) According to a Schedule 13G/A filed on February 10, 2004, Capital Group International, Inc. may be deemed to be the beneficial owner of 858,040 shares of common stock.

 (5) According to a Schedule 13G/A filed with the SEC on February 17, 2004, Wasatch Advisors, Inc. may be deemed to be the beneficial owner of 702,270 shares of common stock.

 (6) According to a Schedule 13G filed on February 6, 2004, Dimensional Fund Advisors Inc. may be deemed to be the beneficial owner of 660,012 shares of common stock.

 (7) Includes   50,000   shares  of  common  stock  issuable  upon  exercise  of
     outstanding options exercisable within 60 days of April 5, 2004.

 (8) Includes   53,400   shares  of  common  stock  issuable  upon  exercise  of
     outstanding options exercisable within 60 days of April 5, 2004.

 (9) Includes   50,000   shares  of  common  stock  issuable  upon  exercise  of
     outstanding options exercisable within 60 days of April 5, 2004.

(10) Includes   26,666   shares  of  common  stock  issuable  upon  exercise  of
     outstanding options exercisable within 60 days of April 5, 2004.

(11) Includes   180,066  shares  of  common  stock  issuable  upon  exercise  of outstanding options exercisable within 60 days of April 5, 2004.

Board Meetings and Committees

     The Board of Directors held meetings (or acted by written consent) a total of four times during fiscal 2003. During fiscal 2003, no incumbent directors attended less than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of committees, if any, upon which such directors served. The Company maintains standing committees overseeing audits, nominations, compensation and stock option grants.

     Audit Committee. The Audit Committee of the Board of Directors reviews and monitors the corporate financial reporting as well as the internal and external audits of the Company, including among other things, the Company's internal audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent auditors, and the Company's compliance with legal matters that may have a significant impact on the Company's financial reports. In addition, the Audit Committee has the responsibility to consider and recommend the employment of, and to review fee arrangements with, the Company's independent auditors. The Audit Committee also monitors transactions between the Company and its officers, directors and employees for any potential conflicts of interest. The Audit Committee met (or acted by written consent) eight times during fiscal 2003.

     The members of the Audit Committee during fiscal 2003 were William Oldham, Nathaniel Brenner and Edmond R. Ward. Mr. Brenner, the Audit Committee's financial expert in fiscal 2003, resigned his position as director as well as his committee assignments effective as of March 2004. The Board expects to appoint J. Thomas Bentley to the Audit Committee at its next regularly scheduled meeting. Mr. Bentley is also expected to serve as the Audit Committee's financial expert.

     Currently, Mr. Ward is the Chairman of the Audit Committee. Each member of the Company's Audit Committee is an "independent director" as that term is defined under the applicable National Association of Securities Dealers' ("NASD") listing standards. The Audit Committee has adopted a written charter which is attached hereto.

     Compensation/Stock   Option   Committee. The   Compensation/Stock   Option
Committee, reviews and makes recommendations to the Board of Directors regarding the Company's compensation policy and all forms of compensation to be provided to certain of the executive officers of the Company, including the Chief Executive Officer.

     The Compensation/Stock Option Committee is responsible for approving the grant of stock options to the Company's employees under the Company's 2000 Employee Stock Option Plan and 2002 Nonstatutory Stock Option Plan.

     The members of the Compensation/Stock Option Committee serving in fiscal 2003 were Nathaniel Brenner and Edmond Ward. Mr. Brenner resigned his position as director as well as his committee assignments effective as of March 2004. The Compensation/Stock Option Committee met (or acted by written consent) eight times during fiscal 2003. The Compensation/Stock Option Committee has not yet adopted a written charter.

     Nominating Committee. The Company maintains a standing Nominating Committee that assists the Board of Directors in identifying and qualifying candidates to join the Board. The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees. Its general policy is to assess the appropriate size of the Board of Directors and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee will consider recommending various potential candidates to fill such vacancies. Candidates may come to the attention of the Nominating Committee through its current members, shareholders or other persons. The Board of Directors may consider properly submitted shareholder nominations for candidacy. Nominees may be submitted by shareholders in accordance with our Stockholder Communication Policy described below.

     The Nominating Committee has no specific, minimum qualifications for director candidates. In general, however, persons considered for Board positions must have demonstrated leadership capabilities, be of sound mind and high moral character, have no personal or financial interest that would conflict or appear to conflict with the interests of the company and be willing and able to commit the necessary time for Board and committee service.

     The Nominating Committee believes that Board members should represent a balance of diverse backgrounds and skills, including for example, marketing, finance, manufacturing, engineering, science, and international experience. The Nominating Committee presently consists of Edmond Ward and William Oldham. The
Nominating Committee did not meet in fiscal 2003 and has not yet adopted a written charter.

     The Company does not maintain a Corporate Governance Committee at this time, but the Board may consider forming such a Committee at its next regularly scheduled meeting of the Board of Directors.

Shareholder Communication Policy

     The Company's Board of Directors has not established a formal process for shareholders to send communications to the Board of Directors or to individual Directors. However, the names of all Directors are available to shareholders in this proxy statement. If the Company receives any shareholder communication intended for the full Board of Directors or any individual Director, the Company will forward the communication to the full Board of Directors or the individual Director, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Company has the authority to discard the communications or take appropriate legal action regarding the communication.

Compensation/Stock Option Committee Interlocks and Insider Participation

     No member of the Compensation/Stock Option Committee of the Company's Board of Directors serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation/Stock Option Committee.

Board Compensation

     Directors who are not also employees of the Company receive an annual retainer fee of $5,000 plus $1,000 for each Board of Directors and committee meeting attended (unless the Board of Directors and committee meetings take place on the same day, in which case such directors receive a $1,000 fee) and also $500 for attending quarterly earnings release conference calls. Directors are also eligible to participate in the Company's 2000 Directors' Stock Option Plan. Each Audit Committee member also receives an additional $3,000 annual retainer, and the Audit Committee chairman receives an incremental $2,000 retainer for serving in such capacity.

Compensation of Executive Officers

     The following table sets forth the compensation paid by the Company during the past three fiscal years to (i) the Chief Executive Officer of the Company during the last fiscal year, (ii) each of the four most highly compensated executive officers (or such lesser number of executive officers as the Company may have) of the Company not serving as Chief Executive Officer and (iii) up to an additional two individuals that would have been included under item (ii) but for the fact that the individuals were not serving as executive officers at the end of the last completed fiscal year (collectively, the "Named Officers"):

                          Summary Compensation Table

                                                                                           Long Term
                                                                                          Compensation
                                                        Annual Compensation                  Awards
                                              ----------------------------------------   -------------
                                                                                           Securities
                                                                                           Underlying
                    Name                       Fiscal Year       Salary        Bonus      Options (#)
-------------------------------------------   -------------   ------------   ---------   -------------
John D. Heaton ............................       2003         $ 342,800      $    --        572,500
 President and Chief Executive Officer            2002           343,800           --        275,000
                                                  2001           344,299       46,551             --

Vincent J. Coates .........................       2003         $ 204,800      $    --             --
 Chairman of the Board and Secretary              2002           204,800           --             --
                                                  2001           204,800           --             --

Roger Ingalls Jr. .........................       2003         $ 198,965      $    --         31,500
 Vice President of Sales                          2002           201,834           --         25,000
                                                  2001           234,089       19,802             --

Paul B. Nolan .............................       2003         $ 179,050      $    --             --
 Vice President and Chief Financial Officer       2002           162,234           --         50,000
                                                  2001           152,561       18,480             --

Stock Options Granted in the Fiscal Year Ended January 3, 2004

     The following table sets forth information with respect to stock options granted during the fiscal year ended January 3, 2004 to each of the Named Officers. All options were granted under the Company's 2000 Stock Option Plan.

     The potential realizable value amounts in the last two columns of the following chart represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the SEC and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder's continued employment through the vesting period.

                       Option Grants in Last Fiscal Year

                                                 Individual Grants
                              -------------------------------------------------------
                                Number of     % of Total                                 Potential Realized Value at
                               Securities       Options                                    Assumed Annual Rates of
                               Underlying     Granted to                                Stock Price Appreciation for
                                 Options       Employees     Exercise                            Option Term
                                 Granted       in Fiscal       Price      Expiration    -----------------------------
            Name                 (#)(1)         Year(2)       ($/Sh)         Date          5% ($)          10% ($)
---------------------------   ------------   ------------   ----------   ------------   ------------   --------------
John D. Heaton ............     472,500           23.3%      $   5.70       6/17/10      $ 744,095      $ 1,644,256
John D. Heaton ............     100,000            4.9           7.03       8/19/10        194,226          429,189
Vincent J. Coates .........          --             --             --            --             --               --
Roger Ingalls Jr. .........      31,500            1.6           5.70       6/17/10         49,606          109,617
Paul B. Nolan .............          --             --             --            --             --               --

------------
 (1) All options granted to the Named Officers in fiscal 2003 were granted at exercise prices equal to the fair market value of the Company's common stock on the dates of grant. Historically, options granted become exercisable at the rate of 33% on the first anniversary date of the option grant and 33% of the option shares become exercisable each full year thereafter, such that full vesting occurs three years after the date of grant. Options lapse after 7 years or 90 days after termination of employment.

 (2) Based on 2,030,495 options granted during the fiscal year ended January 3, 2004.

Aggregated  Option  Exercises  in  Last  Fiscal  Year and Fiscal Year-End Option
Values

     The following table sets forth the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Officers at December 31, 2003. Roger Ingalls Jr. was the only Named Officer who exercised stock options during fiscal 2003.

                                                             Number of Securities
                                                           Underlying Unexercisable       Value of Unexercised In-
                                                              Options at Fiscal             the-Money Options at
                                Shares         Value             Year-End (#)              Fiscal Year-End ($)(2)
                              Acquired on    Realized   ------------------------------  -----------------------------
            Name             Exercise (#)     ($)(1)     Exercisable    Unexercisable    Exercisable    Unexercisable
--------------------------- --------------  ----------  -------------  ---------------  -------------  --------------
John D. Heaton ............          0       $     --            0              0          $ 50,000       $ 572,500
Vincent J. Coates .........         --             --           --             --                --              --
Roger Ingalls Jr. .........     19,000        156,887            0              0                 0          31,500
Paul B. Nolan .............          0             --       13,333          6,667            13,333          26,667

------------
 (1) The value realized upon exercise is (i) the fair market value of the Company's common stock on the date of exercise, less the option exercise price per share, multiplied by (ii) the number of shares underlying the options exercised.

 (2) The value of unexercised options is (i) the fair market value of the Company's common stock on December 31, 2003 ($14.71 per share), less the option exercise price of in-the-money options, multiplied by (ii) the number of shares underlying such options.

Certain Transactions

     Pursuant to the terms of an agreement dated May 1, 1985 between the Company and Vincent J. Coates, the Chairman of the Board of the Company, the terms of which were then amended and restated in August 1996 and again effective April 1998, the Company is obligated, in the event Mr. Coates is required to resign as Chairman of the Board under certain circumstances, including a change of control, to continue to pay Mr. Coates his salary and benefits for five years from the date of such resignation.

     In April 1998, the Company entered into an agreement with John D. Heaton under which the Company agreed to pay Mr. Heaton his usual annual salary (excluding bonuses) for a period of one year from the date that he is required or requested for any reason not involving good cause, including a change of control, to involuntarily relinquish his positions with the Company as Chief Executive Officer, President and Director. If Mr. Heaton leaves the Company voluntarily or if he is asked to leave under certain circumstances, no such severance payment is required.

     On October 1, 2001, Mr. Heaton issued a promissory note to the Company in the principal amount of approximately $301,000 in a transaction designed to provide Mr. Heaton with funds to meet personal needs. The note bears interest at a rate of 6% and shall become due and payable upon the earlier of (i) 90 days after the termination of Mr. Heaton's employment with the Company or (ii) October 1, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NASDAQ National Market. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that during fiscal 2003, its executive officers, directors and greater than ten percent shareholders complied with all applicable filing requirements.

Shareholders Sharing an Address

     Shareholder sharing an address with another shareholder may receive only one set of proxy materials to that address unless they have provided contrary instructions. Any such shareholder who wishes to receive a separate set of proxy material now or in the future may write or call the Company to request a separate set of these materials. Similarly, shareholders sharing an address with another shareholder who have received multiple copies of the Company's proxy material may write or call the Company to request delivery of a single copy of the materials.

Report of the Audit Committee of the Board of Directors

     The following is the report of the Audit Committee of the Board of Directors describing its review of materials and determinations with respect to the Company's auditors and financial statements for the fiscal year ended January 3, 2004. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2003, the Audit Committee met (or acted by written consent) eight times, and the Audit Committee chairman, as representative of the committee, discussed the interim financial information contained in quarterly earnings announcements with the Chief Financial Officer and independent auditors prior to public release.

     The Audit Committee received from the Company's independent auditors a formal written statement, consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," which describes all relationships between the auditors and the Company that, in the auditors' professional opinion, might reasonably be thought to bear on the auditors' independence. The Audit Committee discussed with the auditors these relationships and satisfied itself as to the auditors' independence.

     The Audit Committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the Company's financial statements.

     Additionally, the Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended January 3, 2004 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the foregoing review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended January 3, 2004 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Edmond R. Ward and William G. Oldham, on behalf of the Committee

Report of the Compensation/Stock Option Committee of the Board of Directors

     The following is the report of the Compensation/Stock Option Committee of the Board of Directors describing compensation policies and rationales applicable to certain of the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended January 3, 2004. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

     General. The Compensation/Stock Option Committee is responsible for making recommendations to the Board of Directors with respect to cash compensation levels for certain of the Company's executive officers. During 2003, the Compensation/Stock Option Committee also was responsible for determining levels of equity-based compensation for the Company's employees.

     Compensation Philosophy. The Compensation/Stock Option Committee makes recommendations as to the salaries of certain of the executive officers by considering (i) the salaries of executive officers in similar positions at comparably-sized peer companies, (ii) the Company's financial performance over the past year based upon revenues and operating results and (iii) the achievement of individual performance goals related to each executive officer's duties and areas of responsibility. The Compensation/Stock Option Committee makes recommendations as to the levels of cash bonuses awarded to certain of the Company's executive officers and views such bonuses as being an integral part of its performance based compensation program. Such bonuses are based on Company profits and are determined as a percentage of the officer's salaries.

     Equity-Based Compensation. The Compensation/Stock Option Committee views stock options as an important part of its long-term, performance-based compensation program. The Compensation/Stock Option Committee grants stock options to all employees of the Company under the Company's 2000 Stock Option Plan and 2002 Nonstatutory Stock Option Plan based upon the committee's estimation of each employee's contribution to the long-term growth and profitability of the Company. The 2000 Stock Option Plan is intended to provide additional incentives to the executive officers to maximize shareholder value. Options are granted under the 2000 Stock Option Plan and the 2002 Nonstatutory Stock Option Plan at the then-current market price and are generally subject to three-year vesting periods to encourage key employees to remain with the Company.

     Compensation of the President and Chief Executive Officer. The compensation of the Company's President and Chief Executive Officer was based upon the same criteria described above. Due to economic conditions, the Compensation/Stock Option Committee felt that an increase to the base salary of the President and CEO would not be appropriate. Additionally, no management bonuses, which are based on profits, were paid in 2003.

Edmond R. Ward, on behalf of the Committee

Performance Graph

     Set forth below is a total return line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the NASDAQ Stock Market Index and the RDG Technology Composite Index for the period commencing on January 1, 1999 and ending on December 31, 2003. The results are shown based on a $100 investment in the stock or index with any dividends reinvested.

     The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
       AMONG NANOMETRICS INCORPORATED, NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE RDG TECHNOLOGY COMPOSITE INDEX

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

* $100 invested on 12/31/98 in stock or index-including reinvestment of dividends.

                                                                   Cumulative Total Return
                                       --------------------------------------------------------------------------------
                                          12/98         12/99         12/00         12/01         12/02        12/03
                                       -----------   -----------   -----------   -----------   ----------   -----------
NANOMETRICS INCORPORATED ...........     100.00        257.60        176.81        248.32        53.63        188.29
NASDAQ STOCK MARKET (U.S.) .........     100.00        192.96        128.98         67.61        62.17         87.61
RDG TECHNOLOGY COMPOSITE ...........     100.00        157.96        117.38        104.39        76.77        104.01

                                PROPOSAL NO. 2

                        RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT AUDITORS

     The Board has appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending January 1, 2005. Deloitte & Touche LLP has audited the Company's financial statements since fiscal 1991.

     Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are also expected to be available to respond to appropriate questions.

Audit Fees

     The aggregate audit fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") were $263,680 and $264,239 for the fiscal years ended January 3, 2004 and December 28, 2002, respectively. Fees for audit services consisted of audits of the Company's annual consolidated financial statements, reviews of the Company's quarterly financial statements, statutory audits and consents related to Securities and Exchange Commission filings.

Audit-Related Fees

     No audit related services were provided during the fiscal years ended January 3, 2004 and December 28, 2002.

Tax Fees

     The aggregate tax fees billed by Deloitte & Touche were $127,690 and $222,255 for the fiscal years ended January 3, 2004 and December 28, 2002, respectively. Fees for tax services consisted of Federal and state income tax return assistance, assistance with tax return filings in certain foreign jurisdictions, and transfer pricing documentation.

All Other Fees

     Fees for all other services billed during the fiscal year ended January 3, 2004 were $7,500 and consisted of training on the requirements of Section 404 of the Sarbanes-Oxley Act. No services other than those described above were provided for the fiscal year ended December 28, 2002.

     In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission (the "SEC") to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Audit Committee Pre-Approval Policy

     Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services, and the related fees, provided to the Company by our independent auditors, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Securities Exchange Act of 1934 or the rules of the Securities and Exchange Commission. Accordingly, the Audit Committee pre-approved all services and fees provided by Deloitte & Touche during the year ended January 3, 2004 and has concluded that the provision of these services is compatible with the accountant's independence.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 1, 2005.

                                 OTHER MATTERS

     The  Company  knows  of  no  other  matters  to  be submitted to the Annual
Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                        THE BOARD OF DIRECTORS


Dated: April 23, 2004

                                   Appendix


                            Audit Committee Charter

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                      OF
                           NANOMETRICS INCORPORATED

           (as approved by the Audit Committee on November 18, 2003)

PURPOSE

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Nanometrics Incorporated (the "Company") shall be to oversee the Company's accounting practices, system of internal controls, audit processes, and financial reporting processes.

     The Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board from time to time prescribes.

MEMBERSHIP

     The members of the Committee will be nominated by, will be appointed by, and will serve at the discretion of, the Board. The Committee will consist of at least three (3) members of the Board who meet the following criteria (in each case to the extent that such requirements are effective from time to time):

     1. Each member will be an independent director in accordance with the rules of the Nasdaq National Market ("Nasdaq") and the rules of the Securities and Exchange Commission ("SEC");

     2. Each member will be able to read and understand fundamental financial statements, in accordance with the rules of Nasdaq;

     3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, in accordance with the rules of Nasdaq; and

     4. At least one member will be a "financial expert" in accordance with the rules of Nasdaq and the rules of the SEC.

     The Board shall designate one member of the Committee as the Committee's Chairperson.

RESPONSIBILITIES AND AUTHORITY
     The responsibilities and authority of the Committee shall include:

Processes, Controls and Risk Management

        1. Reviewing periodically the Company's financial reporting processes and disclosure controls and processes, based on consultation with the Company's management and independent auditors;

        2. Reviewing   periodically   the  adequacy  and  effectiveness  of  the
   Company's internal control policies and procedures, including the responsibilities, budget and staffing of the Company's internal audit function, based on consultation with the Company's management and independent auditors;

        3. Reviewing the reports prepared by management, and attested to by the Company's independent auditors, assessing the adequacy and effectiveness of the Company's internal controls and procedures, prior to the inclusion of such reports in the Company's periodic filings as required under the rules of the SEC;

        4. Discussing guidelines and policies governing the process by which management and other persons responsible for risk management assess and manage the Company's exposure to risk, as well as the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, based on consultation with the Company's management and independent auditors;

Independent Auditors

        5. Appointing, approving the compensation of and overseeing the work of the Company's independent auditors; in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditors and the independent auditors shall report directly to the Committee;

        6. Pre-approving audit and permissible non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is permissible);

        7. Discussing with the Company's independent auditors the independent auditors' annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used, and any other matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

        8. Obtaining and reviewing at least annually a report by the Company's independent auditors describing:

   * The independent auditors' internal quality-control procedures;

   * Any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

   * A formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, as it may be modified or supplemented, and reviewing and discussing with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors; in this regard, the Committee shall recommend that the Board take appropriate action, if necessary, to ensure the independence of the auditors;

        9. Reviewing periodically with management, the Company's independent auditors and the internal auditors (or other persons responsible for the Company's internal audit function):

   * The results of the annual audit of the Company, including any significant findings, comments or recommendations of the independent auditors and internal auditors (or other persons responsible for the Company's internal audit function) together with management's responses thereto; and

   * Any significant changes in the Company's accounting principles or the methods of applying the Company's accounting principles;

       10. Reviewing periodically with the independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response thereto, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management;

SEC Reports and Other Disclosure

       11. Reviewing with:

   * Management and the Company's independent auditors, before release, the audited financial statements and unaudited interim financial statements; and

   * Management,   before  release,  the  Company's  earnings  announcements  or financial releases and Management's Discussion and Analysis (MD&A) in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q;

       12. Directing the Company's independent auditors to review, before filing with the SEC, the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

       13. Overseeing compliance with the disclosure requirements of the SEC, including disclosure of information regarding auditors' services and audit committee members, member qualifications and activities;

Other Responsibilities and Authority

       14. Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

       15. Reviewing and approving all related party transactions in accordance with the rules of Nasdaq;

       16. Reviewing, approving and monitoring the Company's code of ethics for senior financial officers;

       17. Establishing hiring policies regarding employment of employees, or former employees, of the Company's independent auditors;

       18. Reviewing the Committee's own charter, structure, processes and membership requirements; and

       19. Performing such other duties as may be requested by the Board.

INVESTIGATIONS, STUDIES AND OUTSIDE ADVISORS

     The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibility with full access to all books, records, facilities and personnel of the Company.

     As appropriate, the Committee will obtain advice and assistance from outside legal, accounting or other advisors at the Company's expense.

MEETINGS
     The  Committee  will  establish its own schedule and will meet at least one
(1) time each fiscal quarter.

     The Committee will meet separately with members of the Company's management, internal auditors (or other persons responsible for the Company's internal audit function) and the Company's independent auditors at such times as the Committee deems appropriate.

     The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

MINUTES

     The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS

     The Committee shall prepare all reports required to be included in the Company's filings with the SEC, pursuant to and in accordance with applicable rules of the SEC.

     The Committee also shall report regularly to the full Board, including with respect to any issues that arise with respect to the quality or integrity of the Company's financial statements, the effectiveness of the Company's internal controls or disclosure controls, the performance and independence of the Company's independent auditors, or any other issue that the Committee believes should be brought to the attention of the full Board. Such reports may be made orally or in writing.

COMPENSATION

     Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board. Such fees may include retainers or per meeting fees and shall be paid in such form of consideration as is determined by the Board.

     Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY

     The Committee may, to the extent permitted under applicable law, the rules of Nasdaq and the SEC, and the Company's Articles of Incorporation and Bylaws, delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided that such pre-approval decision is presented to the full Committee at a scheduled meeting.

                            NANOMETRICS INCORPORATED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                  May 26, 2004

     The undersigned shareholder(s) of Nanometrics Incorporated, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 23, 2004, and hereby appoints Vincent J. Coates and Paul B. Nolan, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Shareholders of Nanometrics Incorporated to be held on Wednesday, May 26, 2004 at 1:30 p.m., local time, at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California, 95035 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1.   Election of Directors:

     ( )    FOR all nominees listed below (except as indicated)

     ( )    WITHHOLD AUTHORITY to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

         Vincent J. Coates      J. Thomas Bentley       John D. Heaton

Stephen J Smith        Edmond R. Ward      William G. Oldham      Mircea V. Dusa

ITEM 2. Proposal to Ratify the Appointment of Deloitte & Touche LLP as Independent Auditors of the Company for the 2004 Fiscal Year:

          ( ) FOR                 ( ) AGAINST                ( ) ABSTAIN

(Continued and to be signed, on reverse side)

(Continued from other side)

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" THE PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


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              Typed or Printed Name(s)


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              Signature


              ------------------------------------------------------------------
              Signature


              ------------------------------------------------------------------
              Title, if applicable


              ------------------------------------------------------------------
              Type and Number of Shares owned

              Dated:                                  , 2004
                     ---------------------------------

THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.